Supplemental Consolidated Schedules Third Quarter 2026

QUARTERLY CONSOLIDATED STATEMENT OF INCOME
(Dollars and Shares in Millions, Except Per Share Data) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Interest Income
Loans	$5,920	$5,728	$5,526	$5,599	$5,688
Loans held for sale	41	43	35	43	35
Investment securities	1,303	1,344	1,303	1,343	1,392
Other interest income(a)	510	483	543	615	687
Total interest income(a)	7,774	7,598	7,407	7,600	7,802
Interest Expense
Deposits	2,491	2,330	2,284	2,451	2,648
Short-term borrowings(a)	198	249	214	182	203
Long-term debt	617	658	646	683	729
Total interest expense(a)	3,306	3,237	3,144	3,316	3,580
Net interest income	4,468	4,361	4,263	4,284	4,222
Provision for credit losses	654	538	576	577	571
Net interest income after provision for credit losses	3,814	3,823	3,687	3,707	3,651
Noninterest Income
Card revenue	440	435	391	427	415
Corporate payment and treasury management revenue	457	440	408	396	407
Merchant processing services	461	485	436	440	463
Trust and investment management fees	802	785	745	756	730
Lending and deposit-related fees	308	308	294	302	290
Capital markets revenue	640	512	377	389	378
Mortgage banking revenue	155	169	161	130	180
Investment products fees	116	102	97	101	97
Securities gains (losses), net	(65)	(49)	(35)	3	(7)
Other	166	138	123	109	125
Total noninterest income	3,480	3,325	2,997	3,053	3,078
Noninterest Expense
Compensation and employee benefits	2,753	2,685	2,628	2,529	2,561
Net occupancy and equipment	309	303	304	320	300
Professional services	115	112	92	144	117
Marketing and business development	199	216	217	187	175
Technology and communications	666	601	573	584	560
Other intangibles	127	114	110	126	125
Other	324	397	341	337	359
Total noninterest expense	4,493	4,428	4,265	4,227	4,197
Income before income taxes	2,801	2,720	2,419	2,533	2,532
Applicable income taxes	593	537	469	482	524
Net income	2,208	2,183	1,950	2,051	2,008
Net (income) loss attributable to noncontrolling interests	(6)	(6)	(5)	(6)	(7)
Net income attributable to U.S. Bancorp	$2,202	$2,177	$1,945	$2,045	$2,001
Net income applicable to U.S. Bancorp common shareholders	$2,095	$2,098	$1,841	$1,965	$1,893

Earnings per common share	$1.34	$1.35	$1.18	$1.26	$1.22
Diluted earnings per common share	$1.34	$1.35	$1.18	$1.26	$1.22
Dividends declared per common share	$.54	$.52	$.52	$.52	$.52
Average common shares outstanding	1,558	1,554	1,554	1,555	1,557
Average diluted common shares outstanding	1,559	1,555	1,555	1,556	1,557
Financial Ratios (%)
Net interest margin (taxable-equivalent basis)	2.84	2.79	2.77	2.77	2.75
Return on average assets	1.25	1.26	1.15	1.19	1.17
Return on average common equity	13.6	14.0	12.6	13.5	13.5
Efficiency ratio	55.9	57.1	58.2	57.4	57.2
(a) Presentation of interest income and interest expense related to certain repurchase and reverse repurchase transactions recorded under enforceable netting agreements are shown on a net basis for all periods shown, consistent with the presentation of the related balances on the consolidated balance sheet.

CONSOLIDATED ENDING BALANCE SHEET
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Assets
Cash and due from banks	$49,523	$66,491	$48,420	$46,890	$66,637
Investment securities
Held-to-maturity	72,923	74,085	75,442	76,170	76,931
Available-for-sale	80,228	89,085	93,464	90,838	89,065
Loans held for sale	2,426	3,038	2,928	2,538	2,490
Loans
Commercial	158,814	157,829	152,327	146,418	140,982
Commercial real estate	53,451	52,348	49,971	48,920	48,244
Residential mortgages	116,806	117,311	117,285	115,885	115,046
Credit card	41,587	39,079	37,654	38,031	36,434
Other retail	44,589	43,733	42,559	42,081	41,811
Total loans	415,247	410,300	399,796	391,335	382,517
Less allowance for loan losses	(7,815)	(7,645)	(7,646)	(7,605)	(7,557)
Net loans	407,432	402,655	392,150	383,730	374,960
Premises and equipment	3,894	3,847	3,819	3,768	3,695
Goodwill	13,232	13,234	12,625	12,635	12,634
Other intangible assets	5,310	4,999	4,799	4,904	5,152
Other assets	67,998	68,484	67,351	70,872	63,793
Total assets	$702,966	$725,918	$700,998	$692,345	$695,357

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing	$85,596	$85,791	$85,300	$84,116	$91,550
Interest-bearing	446,109	446,275	442,878	438,100	434,599
Total deposits	531,705	532,066	528,178	522,216	526,149
Short-term borrowings	21,044	37,337	17,859	17,162	15,449
Long-term debt	51,996	58,671	61,361	60,764	62,535
Other liabilities	31,333	29,949	27,353	26,552	27,426
Total liabilities	636,078	658,023	634,751	626,694	631,559
Shareholders' equity
Preferred stock	6,808	6,808	6,808	6,808	6,808
Common stock	21	21	21	21	21
Capital surplus	8,839	8,773	8,623	8,728	8,745
Retained earnings	84,503	83,241	81,944	80,906	79,742
Less treasury stock	(24,284)	(24,300)	(24,387)	(24,283)	(24,228)
Accumulated other comprehensive income (loss)	(9,462)	(7,111)	(7,223)	(6,987)	(7,748)
Total U.S. Bancorp shareholders' equity	66,425	67,432	65,786	65,193	63,340
Noncontrolling interests	463	463	461	458	458
Total equity	66,888	67,895	66,247	65,651	63,798
Total liabilities and equity	$702,966	$725,918	$700,998	$692,345	$695,357

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEET
(Dollars in Millions, Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Assets
Investment securities	$166,350	$170,528	$171,471	$172,039	$173,423
Loans held for sale	2,681	2,783	2,326	2,775	2,253
Loans
Commercial
Commercial	150,917	151,114	143,620	137,200	134,106
Lease financing	4,443	4,459	4,436	4,307	4,250
Total commercial	155,360	155,573	148,056	141,507	138,356
Commercial real estate
Commercial mortgages	42,988	41,840	39,969	38,698	38,384
Construction and development	10,003	9,417	9,439	9,792	9,862
Total commercial real estate	52,991	51,257	49,408	48,490	48,246
Residential mortgages	116,886	117,196	116,690	115,390	114,780
Credit card	40,222	38,403	37,341	37,019	36,079
Other retail
Retail leasing	4,311	3,746	3,525	3,572	3,718
Home equity and second mortgages	14,210	14,055	13,972	13,922	13,790
Other	25,568	25,251	24,568	24,385	24,183
Total other retail	44,089	43,052	42,065	41,879	41,691
Total loans	409,548	405,481	393,560	384,285	379,152
Interest-bearing deposits with banks	35,037	32,450	38,855	42,705	47,822
Other earning assets	17,168	17,759	17,950	18,413	14,867
Total earning assets	630,784	629,001	624,162	620,217	617,517
Allowance for loan losses	(7,769)	(7,671)	(7,623)	(7,599)	(7,565)
Unrealized gain (loss) on investment securities	(5,420)	(4,527)	(4,269)	(4,638)	(5,756)
Other assets	79,036	77,907	76,012	75,653	75,409
Total assets	$696,631	$694,710	$688,282	$683,633	$679,605

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,966	$80,611	$80,628	$83,295	$79,890
Interest-bearing deposits
Interest checking	134,607	132,358	130,600	131,055	131,281
Money market savings	186,100	181,978	188,986	186,119	181,063
Savings accounts	78,976	73,709	68,305	64,207	62,599
Time deposits	45,953	46,424	46,600	50,466	56,949
Total interest-bearing deposits	445,636	434,469	434,491	431,847	431,892
Short-term borrowings	17,158	23,852	19,580	16,107	15,698
Long-term debt	56,133	61,589	61,507	61,424	63,329
Total interest-bearing liabilities	518,927	519,910	515,578	509,378	510,919
Other liabilities	28,524	26,862	25,761	25,912	25,695
Shareholders' equity
Preferred equity	6,808	6,808	6,808	6,808	6,808
Common equity	60,943	60,057	59,049	57,782	55,835
Total U.S. Bancorp shareholders' equity	67,751	66,865	65,857	64,590	62,643
Noncontrolling interests	463	462	458	458	458
Total equity	68,214	67,327	66,315	65,048	63,101
Total liabilities and equity	$696,631	$694,710	$688,282	$683,633	$679,605

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES(a)

		For the Three Months Ended September 30,
		2026			2025
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities(b)	$166,350	$1,316	3.16%	$173,423	$1,412	3.26%	(4.1)%
Loans held for sale	2,681	41	6.23	2,253	35	6.39	19.0
Loans(c)
Commercial	155,360	1,983	5.07	138,356	1,929	5.53	12.3
Commercial real estate	52,991	764	5.72	48,246	741	6.10	9.8
Residential mortgages	116,886	1,209	4.13	114,780	1,162	4.05	1.8
Credit card	40,222	1,282	12.64	36,079	1,204	13.24	11.5
Other retail	44,089	690	6.21	41,691	661	6.29	5.8
Total loans	409,548	5,928	5.75	379,152	5,697	5.97	8.0
Interest-bearing deposits with banks	35,037	333	3.77	47,822	517	4.29	(26.7)
Other earning assets(d)	17,168	178	4.12	14,867	170	4.53	15.5
Total earning assets(d)	630,784	7,796	4.92	617,517	7,831	5.03	2.1
Allowance for loan losses	(7,769)			(7,565)			(2.7)
Unrealized gain (loss) on investment securities	(5,420)			(5,756)			5.8
Other assets	79,036			75,409			4.8
Total assets	$696,631			$679,605			2.5

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,966			$79,890			1.3%
Interest-bearing deposits
Interest checking	134,607	394	1.16	131,281	430	1.30	2.5
Money market savings	186,100	1,316	2.81	181,063	1,403	3.07	2.8
Savings accounts	78,976	421	2.12	62,599	289	1.83	26.2
Time deposits	45,953	360	3.11	56,949	526	3.67	(19.3)
Total interest-bearing deposits	445,636	2,491	2.22	431,892	2,648	2.43	3.2
Short-term borrowings(d)	17,158	198	4.58	15,698	203	5.12	9.3
Long-term debt	56,133	617	4.37	63,329	729	4.57	(11.4)
Total interest-bearing liabilities(d)	518,927	3,306	2.53	510,919	3,580	2.78	1.6
Other liabilities	28,524			25,695			11.0
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	60,943			55,835			9.1
Total U.S. Bancorp shareholders' equity	67,751			62,643			8.2
Noncontrolling interests	463			458			1.1
Total equity	68,214			63,101			8.1
Total liabilities and equity	$696,631			$679,605			2.5
Net interest income		$4,490			$4,251
Gross interest margin			2.39%			2.25%
Gross interest margin without taxable-equivalent increments			2.38			2.23

Percent of Earning Assets
Interest income			4.92%			5.03%
Interest expense			2.08			2.28
Net interest margin			2.84%			2.75%
Net interest margin without taxable-equivalent increments			2.83%			2.73%
(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Presentation of interest income and interest expense related to certain repurchase and reverse repurchase transactions recorded under enforceable netting agreements are shown on a net basis, consistent with presentation of the related balances on the consolidated balance sheet. Total interest income and interest expense reflected on a gross basis for these arrangements was $8,420 million and $3,930 million, respectively, for the three months ended September 30, 2026, compared with $7,956 million and $3,705 million, respectively, for the three months ended September 30, 2025.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES(a)

		For the Three Months Ended
	September 30, 2026			June 30, 2026
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities(b)	$166,350	$1,316	3.16%	$170,528	$1,361	3.19%	(2.5)%
Loans held for sale	2,681	41	6.23	2,783	43	6.11	(3.7)
Loans(c)
Commercial	155,360	1,983	5.07	155,573	1,969	5.08	(.1)
Commercial real estate	52,991	764	5.72	51,257	731	5.72	3.4
Residential mortgages	116,886	1,209	4.13	117,196	1,191	4.07	(.3)
Credit card	40,222	1,282	12.64	38,403	1,188	12.41	4.7
Other retail	44,089	690	6.21	43,052	658	6.13	2.4
Total loans	409,548	5,928	5.75	405,481	5,737	5.67	1.0
Interest-bearing deposits with banks	35,037	333	3.77	32,450	300	3.71	8.0
Other earning assets(d)	17,168	178	4.12	17,759	183	4.13	(3.3)
Total earning assets(d)	630,784	7,796	4.92	629,001	7,624	4.86	.3
Allowance for loan losses	(7,769)			(7,671)			(1.3)
Unrealized gain (loss) on investment securities	(5,420)			(4,527)			(19.7)
Other assets	79,036			77,907			1.4
Total assets	$696,631			$694,710			.3

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,966			$80,611			.4%
Interest-bearing deposits
Interest checking	134,607	394	1.16	132,358	369	1.12	1.7
Money market savings	186,100	1,316	2.81	181,978	1,235	2.72	2.3
Savings accounts	78,976	421	2.12	73,709	365	1.99	7.1
Time deposits	45,953	360	3.11	46,424	361	3.12	(1.0)
Total interest-bearing deposits	445,636	2,491	2.22	434,469	2,330	2.15	2.6
Short-term borrowings(d)	17,158	198	4.58	23,852	249	4.19	(28.1)
Long-term debt	56,133	617	4.37	61,589	658	4.28	(8.9)
Total interest-bearing liabilities(d)	518,927	3,306	2.53	519,910	3,237	2.50	(.2)
Other liabilities	28,524			26,862			6.2
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	60,943			60,057			1.5
Total U.S. Bancorp shareholders' equity	67,751			66,865			1.3
Noncontrolling interests	463			462			.2
Total equity	68,214			67,327			1.3
Total liabilities and equity	$696,631			$694,710			.3
Net interest income		$4,490			$4,387
Gross interest margin			2.39%			2.36%
Gross interest margin without taxable-equivalent increments			2.38			2.34

Percent of Earning Assets
Interest income			4.92%			4.86%
Interest expense			2.08			2.07
Net interest margin			2.84%			2.79%
Net interest margin without taxable-equivalent increments			2.83%			2.77%
(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Presentation of interest income and interest expense related to certain repurchase and reverse repurchase transactions recorded under enforceable netting agreements are shown on a net basis, consistent with presentation of the related balances on the consolidated balance sheet. Total interest income and interest expense reflected on a gross basis for these arrangements was $8,420 million and $3,930 million, respectively, for the three months ended September 30, 2026, compared with $8,159 million and $3,772 million, respectively, for the three months ended June 30, 2026.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES(a)

		For the Nine Months Ended September 30,
	2026			2025
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities(b)	$169,431	$3,999	3.15%	$172,489	$4,113	3.18%	(1.8)%
Loans held for sale	2,598	119	6.12	2,975	122	5.49	(12.7)
Loans(c)
Commercial	153,023	5,813	5.08	135,899	5,646	5.55	12.6
Commercial real estate	51,232	2,190	5.72	48,532	2,189	6.03	5.6
Residential mortgages	116,925	3,558	4.06	116,398	3,511	4.02	.5
Credit card	38,666	3,651	12.62	35,537	3,477	13.08	8.8
Other retail	43,076	1,988	6.17	42,537	1,976	6.21	1.3
Total loans	402,922	17,200	5.70	378,903	16,799	5.92	6.3
Interest-bearing deposits with banks	35,433	983	3.71	44,384	1,449	4.36	(20.2)
Other earning assets(d)	17,623	554	4.20	14,972	527	4.71	17.7
Total earning assets(d)	628,007	22,855	4.87	613,723	23,010	5.01	2.3
Allowance for loan losses	(7,688)			(7,586)			(1.3)
Unrealized gain (loss) on investment securities	(4,743)			(6,275)			24.4
Other assets	77,663			74,288			4.5
Total assets	$693,239			$674,150			2.8

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$80,736			$79,568			1.5%
Interest-bearing deposits
Interest checking	132,536	1,115	1.12	129,531	1,187	1.23	2.3
Money market savings	185,678	3,812	2.75	184,478	4,233	3.07	.7
Savings accounts	73,703	1,091	1.98	57,059	711	1.67	29.2
Time deposits	46,323	1,087	3.14	56,451	1,569	3.72	(17.9)
Total interest-bearing deposits	438,240	7,105	2.17	427,519	7,700	2.41	2.5
Short-term borrowings(d)	20,188	661	4.38	19,099	743	5.20	5.7
Long-term debt	59,723	1,921	4.30	61,360	2,114	4.61	(2.7)
Total interest-bearing liabilities(d)	518,151	9,687	2.50	507,978	10,557	2.78	2.0
Other liabilities	27,059			25,083			7.9
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	60,024			54,254			10.6
Total U.S. Bancorp shareholders' equity	66,832			61,062			9.4
Noncontrolling interests	461			459			.4
Total equity	67,293			61,521			9.4
Total liabilities and equity	$693,239			$674,150			2.8
Net interest income		$13,168			$12,453
Gross interest margin			2.37%			2.23%
Gross interest margin without taxable-equivalent increments			2.35			2.21

Percent of Earning Assets
Interest income			4.87%			5.01%
Interest expense			2.07			2.30
Net interest margin			2.80%			2.71%
Net interest margin without taxable-equivalent increments			2.78%			2.69%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.
(d)Presentation of interest income and interest expense related to certain repurchase and reverse repurchase transactions recorded under enforceable netting agreements are shown on a net basis, consistent with presentation of the related balances on the consolidated balance sheet. Total interest income and interest expense reflected on a gross basis for these arrangements was $24,445 million and $11,277 million, respectively, for the nine months ended September 30, 2026, compared with $23,135 million and $10,682 million, respectively, for the nine months ended September 30, 2025.

LOAN PORTFOLIO
	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025
(Dollars in Millions) (Unaudited)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Commercial
Commercial(a)	$154,302	37.2	$153,334	37.4	$147,818	37.0	$141,982	36.2	$136,674	35.8
Lease financing	4,512	1.1	4,495	1.1	4,509	1.2	4,436	1.2	4,308	1.1
Total commercial	158,814	38.3	157,829	38.5	152,327	38.2	146,418	37.4	140,982	36.9

Commercial real estate
Commercial mortgages	43,296	10.4	42,700	10.4	40,807	10.2	39,476	10.1	38,316	10.0
Construction and
development	10,155	2.5	9,648	2.4	9,164	2.3	9,444	2.4	9,928	2.6
Total commercial
real estate	53,451	12.9	52,348	12.8	49,971	12.5	48,920	12.5	48,244	12.6

Residential mortgages
Residential mortgages	112,323	27.0	112,630	27.5	112,397	28.1	110,788	28.3	109,730	28.7
Home equity loans, first
liens	4,483	1.1	4,681	1.1	4,888	1.2	5,097	1.3	5,316	1.4
Total residential
mortgages	116,806	28.1	117,311	28.6	117,285	29.3	115,885	29.6	115,046	30.1

Credit card	41,587	10.0	39,079	9.5	37,654	9.4	38,031	9.7	36,434	9.5

Other retail
Retail leasing	4,561	1.1	4,087	1.0	3,585.9		3,524.9		3,627	1.0
Home equity and second
mortgages	14,346	3.5	14,131	3.4	13,959	3.5	14,025	3.6	13,858	3.6
Revolving credit	5,947	1.4	5,409	1.3	4,864	1.2	4,561	1.2	4,274	1.1
Installment(a)	16,807	4.0	16,858	4.1	16,591	4.1	16,396	4.2	16,184	4.2
Automobile	2,928.7		3,248.8		3,560.9		3,575.9		3,868	1.0
Total other retail	44,589	10.7	43,733	10.6	42,559	10.6	42,081	10.8	41,811	10.9
Total loans	$415,247	100.0	$410,300	100.0	$399,796	100.0	$391,335	100.0	$382,517	100.0
(a) Effective July 1, 2026, U.S. Bancorp reclassified loans made to certain life insurance trusts from the Commercial loan portfolio to the Other retail loan portfolio. Prior period balances have been conformed to current period presentation.

Supplemental Business Segment Schedules Third Quarter 2026
WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING CONSUMER AND BUSINESS BANKING PAYMENT SERVICES TREASURY AND CORPORATE SUPPORT

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,971	$1,931	$1,866	$1,791	$1,761
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment and treasury management revenue	158	156	155	144	152
Merchant processing services	—	—	—	—	—
Trust and investment management fees	801	784	744	755	729
Lending and deposit-related fees	164	171	155	161	144
Capital markets revenue	644	507	377	379	373
Mortgage banking revenue	—	—	—	—	—
Investment products fees	116	102	97	101	97
Securities gains (losses), net	—	—	—	—	—
Other	143	114	79	74	77
Total noninterest income	2,026	1,834	1,607	1,614	1,572
Total net revenue	3,997	3,765	3,473	3,405	3,333
Noninterest Expense
Compensation and employee benefits	734	666	587	571	565
Other intangibles	52	44	40	46	46
Net shared services	624	618	609	625	623
Other direct expenses	344	290	253	289	261
Total noninterest expense	1,754	1,618	1,489	1,531	1,495
Income before provision and income taxes	2,243	2,147	1,984	1,874	1,838
Provision for Credit Losses	112	129	65	157	196
Income before income taxes	2,131	2,018	1,919	1,717	1,642
Income taxes and taxable-equivalent adjustment	533	505	480	429	411
Net income	1,598	1,513	1,439	1,288	1,231
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$1,598	$1,513	$1,439	$1,288	$1,231

FINANCIAL RATIOS
Return on average assets	2.33%	2.26%	2.27%	2.10%	2.07%
Net interest margin (taxable-equivalent basis)	3.37	3.36	3.44	3.42	3.47
Efficiency ratio	43.9	43.0	42.9	45.0	44.9

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
AVERAGE BALANCE SHEET
Loans
Commercial	$142,150	$142,394	$136,242	$129,456	$126,520
Commercial real estate	41,097	39,394	37,527	36,591	36,373
Residential mortgages	24,291	23,745	22,359	20,689	19,072
Credit card	—	—	—	—	—
Other retail	9,419	8,953	8,362	7,922	7,565
Total loans	216,957	214,486	204,490	194,658	189,530
Other Earning Assets	15,420	16,113	15,378	13,378	11,908
Total earning assets	232,377	230,599	219,868	208,036	201,438
Non-earning Assets
Goodwill	5,439	5,028	4,826	4,826	4,826
Other intangible assets	859	645	682	726	772
Other non-earning assets	33,797	32,669	31,386	30,000	29,152
Total non-earning assets	40,095	38,342	36,894	35,552	34,750
Total assets	272,472	268,941	256,762	243,588	236,188
Deposits
Noninterest-bearing deposits	57,888	57,832	57,749	59,432	56,056
Interest checking	62,215	59,377	58,453	59,923	60,767
Savings products	166,190	159,565	163,131	157,530	150,605
Time deposits	9,460	8,620	8,369	8,918	9,340
Total deposits	295,753	285,394	287,702	285,803	276,768
Other Interest-bearing Liabilities	21,272	22,689	23,560	21,739	20,231
Other Noninterest-bearing Liabilities	19,128	18,106	16,553	15,023	14,597
Total liabilities	336,153	326,189	327,815	322,565	311,596
Total U.S. Bancorp Shareholders' Equity	25,809	25,089	24,230	24,542	24,020
Noncontrolling Interests	12	11	7	7	7
Total Equity	25,821	25,100	24,237	24,549	24,027

CREDIT QUALITY
Net Charge-offs
Commercial	$73	$82	$102	$92	$15
Commercial real estate	42	11	(11)	(4)	102
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	(1)
Total net charge-offs	$115	$93	$91	$88	$116
Net Charge-off Ratios
Commercial	.20%	.23%	.30%	.28%	.05%
Commercial real estate	.41	.11	(.12)	(.04)	1.11
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	(.05)
Total net charge-offs	.21%	.17%	.18%	.18%	.24%

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Nonperforming Assets
Nonperforming loans	$845	$874	$1,068	$1,134	$1,216
Other nonperforming assets	1	—	1	1	1
Total nonperforming assets	$846	$874	$1,069	$1,135	$1,217

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
OTHER INFORMATION
Average Loan Balances
Commercial real estate division	$52,597	$50,243	$47,517	$44,829	$44,028
Wealth management	40,162	38,739	36,652	34,356	32,287
Institutional client group	103,625	104,984	100,167	95,612	93,729
Other	20,573	20,520	20,154	19,861	19,486
Total	$216,957	$214,486	$204,490	$194,658	$189,530

Average Deposit Balances
Commercial real estate division	$17,525	$16,377	$16,626	$17,310	$15,992
Wealth management	47,923	47,788	47,731	46,698	45,525
Institutional client group	142,050	137,266	137,941	139,280	137,998
Investment services	79,581	75,804	76,711	74,232	68,804
Other	8,674	8,159	8,693	8,283	8,449
Total	$295,753	$285,394	$287,702	$285,803	$276,768

Noninterest Income
Trust and investment management fees
Wealth management	$187	$191	$178	$181	$175
U.S. Bancorp Asset Management	66	69	65	65	65
Investment services	450	428	404	414	396
Institutional trust & custody	76	72	71	70	69
Other	22	24	26	25	24
Capital markets revenue	644	507	377	379	373
Treasury management	158	156	155	144	152
All other noninterest income	423	387	331	336	318
Total	$2,026	$1,834	$1,607	$1,614	$1,572

Assets Under Management by Category(a)
Equity	$102,686	$100,865	$94,953	$88,527	$85,068
Fixed income	226,405	234,589	231,041	225,777	224,009
Money market	218,267	219,737	212,115	202,398	194,604
Other	25,983	26,542	26,944	28,243	26,336
Total	$573,341	$581,733	$565,053	$544,945	$530,017
(a) Amounts reported reflect end of month balances reported on a one month lag.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,878	$1,838	$1,800	$1,763	$1,851
Noninterest Income
Card revenue	140	140	128	136	136
Corporate payment and treasury management revenue	38	37	36	35	35
Merchant processing services	—	—	—	—	—
Trust and investment management fees	1	1	1	1	1
Lending and deposit-related fees	144	137	139	141	146
Capital markets revenue	6	7	6	6	7
Mortgage banking revenue	155	169	161	130	180
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	42	46	45	53	59
Total noninterest income	526	537	516	502	564
Total net revenue	2,404	2,375	2,316	2,265	2,415
Noninterest Expense
Compensation and employee benefits	583	581	576	588	587
Other intangibles	51	51	52	59	59
Net shared services	508	523	508	557	559
Other direct expenses	346	351	338	360	357
Total noninterest expense	1,488	1,506	1,474	1,564	1,562
Income before provision and income taxes	916	869	842	701	853
Provision for Credit Losses	72	78	72	76	62
Income before income taxes	844	791	770	625	791
Income taxes and taxable-equivalent adjustment	211	198	193	156	198
Net income	633	593	577	469	593
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$633	$593	$577	$469	$593

FINANCIAL RATIOS
Return on average assets	1.60%	1.51%	1.49%	1.18%	1.48%
Net interest margin (taxable-equivalent basis)	5.08	5.03	4.98	4.73	4.95
Efficiency ratio	61.9	63.4	63.6	69.1	64.7

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
AVERAGE BALANCE SHEET
Loans
Commercial	$4,779	$4,719	$4,399	$4,488	$4,330
Commercial real estate	11,894	11,863	11,881	11,899	11,873
Residential mortgages	92,595	93,451	94,331	94,701	95,708
Credit card	—	—	—	—	—
Other retail	34,551	33,976	33,579	33,829	33,995
Total loans	143,819	144,009	144,190	144,917	145,906
Other Earning Assets	2,744	2,650	2,409	2,849	2,330
Total earning assets	146,563	146,659	146,599	147,766	148,236
Non-earning Assets
Goodwill	4,326	4,326	4,326	4,326	4,326
Other intangible assets	3,945	3,910	3,913	4,021	4,223
Other non-earning assets	2,192	2,217	2,136	2,114	2,080
Total non-earning assets	10,463	10,453	10,375	10,461	10,629
Total assets	157,026	157,112	156,974	158,227	158,865
Deposits
Noninterest-bearing deposits	19,138	18,677	18,427	19,531	19,782
Interest checking	72,579	73,037	72,168	71,235	70,610
Savings products	98,680	95,759	93,750	92,355	92,532
Time deposits	36,459	37,760	38,020	39,297	39,161
Total deposits	226,856	225,233	222,365	222,418	222,085
Other Interest-bearing Liabilities	2,429	2,883	2,874	2,127	1,553
Other Noninterest-bearing Liabilities	1,701	1,737	1,697	1,743	1,872
Total liabilities	230,986	229,853	226,936	226,288	225,510
Total U.S. Bancorp Shareholders' Equity	12,850	12,865	13,109	13,296	13,369
Noncontrolling Interests	—	—	—	—	—
Total Equity	12,850	12,865	13,109	13,296	13,369

CREDIT QUALITY
Net Charge-offs
Commercial	$14	$14	$18	$13	$16
Commercial real estate	—	2	3	1	1
Residential mortgages	—	—	(1)	(2)	(1)
Credit card	—	—	—	—	—
Other retail	58	59	68	67	58
Total net charge-offs	$72	$75	$88	$79	$74
Net Charge-off Ratios
Commercial	1.16%	1.19%	1.66%	1.15%	1.47%
Commercial real estate	—	.07	.10	.03	.03
Residential mortgages	—	—	—	(.01)	—
Credit card	—	—	—	—	—
Other retail	.67	.70	.82	.79	.68
Total net charge-offs	.20%	.21%	.25%	.22%	.20%

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Nonperforming Assets
Nonperforming loans	$439	$429	$420	$413	$394
Other nonperforming assets	21	24	22	24	23
Total nonperforming assets	$460	$453	$442	$437	$417

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
OTHER INFORMATION
Other Retail Loan Information
Average Balances
Retail leasing	$4,311	$3,746	$3,525	$3,572	$3,718
Home equity and second mortgages	11,633	11,515	11,477	11,451	11,355
Other	18,607	18,715	18,577	18,806	18,922
Total other retail	$34,551	$33,976	$33,579	$33,829	$33,995
Home equity first lien(a)	$4,103	$4,287	$4,471	$4,662	$4,861
Home equity loans	2,819	2,807	2,787	2,754	2,712
Home equity lines	8,814	8,708	8,690	8,697	8,643
Total home equity	$15,736	$15,802	$15,948	$16,113	$16,216
Net Charge-off Ratios (%)
Retail leasing	1.47	1.50	2.07	1.89	1.81
Home equity and second mortgages	—	—	.04	—	(.03)
Other	.90	.96	1.07	1.05	.88
Total other retail	.67	.70	.82	.79	.68
Retail Credit Production
Indirect loan/lease production volume	$1,960	$2,203	$1,681	$1,435	$1,660
Direct branch loan/line production volume	2,267	2,166	1,737	1,613	1,836
Other production volume	2,133	1,997	1,595	1,196	1,133
Total retail credit production volume	$6,360	$6,366	$5,013	$4,244	$4,629
Branch and ATM Data
# of branches	2,058	2,061	2,066	2,075	2,080
# of U.S. Bank ATMs	4,297	4,457	4,458	4,428	4,374
(a) Home equity first lien balances are reported within residential mortgages as required by regulatory accounting principles.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Mortgage Banking Division Data
Mortgage banking revenue
Origination and sales(a)	$76	$83	$88	$84	$93
Loan servicing	167	164	163	165	173
Mortgage servicing rights fair value changes
net of economic hedges(b)	(9)	2	(27)	(11)	12
Other changes in mortgage servicing rights fair value(c)	(79)	(80)	(63)	(108)	(98)
Total mortgage banking revenue	$155	$169	$161	$130	$180
Mortgage production volume	$9,300	$10,605	$11,474	$12,627	$9,951
Mortgage application volume	$11,019	$14,795	$16,307	$16,214	$14,845
Mortgages serviced for others(d/e)	$215,851	$215,070	$215,409	$216,349	$216,146
A summary of the Company's mortgage servicing rights and related characteristics by portfolio as of September 30, 2026, was as follows:
(Dollars in Millions)		HFA(f)	Government	Conventional(g)	Total
Servicing portfolio(h)		$59,610	$22,646	$124,628	$206,884
Fair value		$965	$484	$1,970	$3,419
Value (bps)(i)		162	214	158	165
Weighted-average servicing fees (bps)		35	45	25	30
Multiple (value/servicing fees)		4.62	4.80	6.20	5.45
Weighted-average note rate		5.28%	4.45%	4.15%	4.51%
Weighted-average age (in years)		5.0	7.3	6.0	5.9
Weighted-average expected prepayment (constant prepayment rate)		8.5%	8.7%	7.2%	7.7%
Weighted-average expected life (in years)		8.1	7.2	7.5	7.6
Weighted-average option adjusted spread(j)		7.1%	6.6%	4.8%	5.7%
(a)Origination and sales revenue recorded based on estimated number of applications that will close.
(b)Represents the net impact of changes in the fair value of mortgage servicing rights related to assumption changes and the derivatives used to economically hedge the mortgage servicing rights fair value changes.
(c)Primarily the change in MSR value from passage of time and cash flows realized (decay), but also includes the impact of changes to expected cash flows not associated with changes in market interest rates, such as the impact of delinquencies.
(d)Amounts reported reflect end of period balances.
(e)Includes subserviced mortgages with no corresponding mortgage servicing rights asset.
(f)Represents Housing Finance Agency division.
(g)Represents loans primarily sold to government-sponsored enterprises.
(h)Represents principal balance of mortgages having corresponding mortgage servicing rights asset.
(i)Calculated as fair value divided by the servicing portfolio.
(j)Option adjusted spread is the incremental spread added to the risk-free rate to reflect optionality and other risk inherent in the mortgage servicing rights asset.

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$834	$774	$794	$794	$781
Noninterest Income
Card revenue	300	295	263	291	279
Corporate payment and treasury management revenue	261	247	217	217	220
Merchant processing services	461	485	436	440	463
Trust and investment management fees	—	—	—	—	—
Lending and deposit-related fees	—	—	—	—	—
Capital markets revenue	—	—	—	—	—
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	12	11	9	21	11
Total noninterest income	1,034	1,038	925	969	973
Total net revenue	1,868	1,812	1,719	1,763	1,754
Noninterest Expense
Compensation and employee benefits	244	241	236	235	231
Other intangibles	24	19	18	21	20
Net shared services	529	523	516	524	510
Other direct expenses	243	348	250	280	244
Total noninterest expense	1,040	1,131	1,020	1,060	1,005
Income before provision and income taxes	828	681	699	703	749
Provision for Credit Losses	594	385	347	461	409
Income before income taxes	234	296	352	242	340
Income taxes and taxable-equivalent adjustment	59	74	88	61	85
Net income	175	222	264	181	255
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$175	$222	$264	$181	$255

FINANCIAL RATIOS
Return on average assets	1.30%	1.74%	2.18%	1.47%	2.09%
Net interest margin (taxable-equivalent basis)	6.88	6.76	7.32	7.17	7.21
Efficiency ratio	55.7	62.4	59.3	60.1	57.3

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
AVERAGE BALANCE SHEET
Loans
Commercial	$7,721	$7,426	$6,541	$6,798	$6,750
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	40,222	38,403	37,341	37,019	36,079
Other retail	115	118	121	126	128
Total loans	48,058	45,947	44,003	43,943	42,957
Other Earning Assets	11	7	5	5	5
Total earning assets	48,069	45,954	44,008	43,948	42,962
Non-earning Assets
Goodwill	3,474	3,479	3,481	3,478	3,482
Other intangible assets	333	241	238	252	260
Other non-earning assets	1,455	1,497	1,282	1,244	1,724
Total non-earning assets	5,262	5,217	5,001	4,974	5,466
Total assets	53,331	51,171	49,009	48,922	48,428
Deposits
Noninterest-bearing deposits	2,379	2,390	2,425	2,432	2,370
Interest checking	—	—	1	1	—
Savings products	92	92	92	93	94
Time deposits	2	1	1	1	1
Total deposits	2,473	2,483	2,519	2,527	2,465
Other Interest-bearing Liabilities	170	243	361	325	257
Other Noninterest-bearing Liabilities	5,065	5,028	4,573	4,676	5,104
Total liabilities	7,708	7,754	7,453	7,528	7,826
Total U.S. Bancorp Shareholders' Equity	11,090	10,692	10,596	10,457	10,318
Noncontrolling Interests	—	—	—	—	—
Total Equity	11,090	10,692	10,596	10,457	10,318

CREDIT QUALITY
Net Charge-offs
Commercial	$1	$—	$1	$1	$—
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	334	367	365	358	346
Other retail	1	1	1	1	1
Total net charge-offs	$336	$368	$367	$360	$347
Net Charge-off Ratios
Commercial	.05%	—%	.06%	.06%	—%
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	3.29	3.83	3.96	3.84	3.80
Other retail	3.45	3.40	3.35	3.15	3.10
Total net charge-offs	2.77%	3.21%	3.38%	3.25%	3.20%

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$—
Other nonperforming assets	—	—	—	—	—
Total nonperforming assets	$—	$—	$—	$—	$—

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
OTHER INFORMATION
Noninterest Income
Credit card	$300	$295	$263	$291	$279
Corporate payment products and prepaid	261	247	217	217	220
Global merchant acquiring	461	485	436	440	463

Payment Volumes
Credit card	$42,024	$41,000	$36,999	$39,651	$38,581
Debit card(a)	28,360	28,312	26,072	26,894	26,327
Prepaid card	1,938	1,961	1,920	2,080	1,609
Corporate payment products	26,908	25,227	22,688	21,413	23,312
Merchant volume	157,098	155,934	145,093	145,144	157,540
Total	256,328	252,434	232,772	235,182	247,369

# of merchant transactions (millions)	2,305	2,259	2,049	2,195	2,305
(a) Debit card revenue is reported within the Consumer and Business Banking segment.

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	($193)	($156)	($169)	($36)	($142)
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment and treasury management revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	—	—	—	—	—
Lending and deposit-related fees	—	—	—	—	—
Capital markets revenue	(10)	(2)	(6)	4	(2)
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	(65)	(49)	(35)	3	(7)
Other	(31)	(33)	(10)	(39)	(22)
Total noninterest income	(106)	(84)	(51)	(32)	(31)
Total net revenue	(299)	(240)	(220)	(68)	(173)
Noninterest Expense
Compensation and employee benefits	1,192	1,197	1,229	1,135	1,178
Other intangibles	—	—	—	—	—
Net shared services	(1,661)	(1,664)	(1,633)	(1,706)	(1,692)
Other direct expenses	680	640	686	643	649
Total noninterest expense	211	173	282	72	135
Income (loss) before provision and income taxes	(510)	(413)	(502)	(140)	(308)
Provision for Credit Losses	(124)	(54)	92	(117)	(96)
Income (loss) before income taxes	(386)	(359)	(594)	(23)	(212)
Income taxes and taxable-equivalent adjustment	(188)	(214)	(264)	(136)	(141)
Net income (loss)	(198)	(145)	(330)	113	(71)
Net (income) loss attributable to noncontrolling interests	(6)	(6)	(5)	(6)	(7)
Net income (loss) attributable to U.S. Bancorp	($204)	($151)	($335)	$107	($78)

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
AVERAGE BALANCE SHEET
Loans
Commercial	$710	$1,034	$874	$765	$756
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	4	5	3	2	3
Total loans	714	1,039	877	767	759
Other Earning Assets	203,061	204,750	212,810	219,700	224,122
Total earning assets	203,775	205,789	213,687	220,467	224,881
Non-earning Assets
Goodwill	—	—	—	—	—
Other intangible assets	6	6	7	7	7
Other non-earning assets	10,021	11,691	11,843	12,422	11,236
Total non-earning assets	10,027	11,697	11,850	12,429	11,243
Total assets	213,802	217,486	225,537	232,896	236,124
Deposits
Noninterest-bearing deposits	1,561	1,712	2,027	1,900	1,682
Interest-bearing deposits	(41)	258	506	2,494	8,782
Total deposits	1,520	1,970	2,533	4,394	10,464
Other Interest-bearing Liabilities	49,420	59,626	54,292	53,340	56,986
Other Noninterest-bearing Liabilities	2,630	1,991	2,938	4,470	4,122
Total liabilities	53,570	63,587	59,763	62,204	71,572
Total U.S. Bancorp Shareholders' Equity	18,002	18,219	17,922	16,295	14,936
Noncontrolling Interests	451	451	451	451	451
Total Equity	18,453	18,670	18,373	16,746	15,387

CREDIT QUALITY
Net Charge-offs
Commercial	$—	$—	$—	$—	($1)
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	—
Total net charge-offs	$—	$—	$—	$—	($1)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$—
Other nonperforming assets	18	19	17	18	20
Total nonperforming assets	$18	$19	$17	$18	$20